SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): October 25, 2002



                                 NIKE, INC.

          (Exact Name of Registrant as Specified in Charter)


       Oregon                  1-10635                 93-0584541
    ____________             ____________             ____________

   (State of                  (Commission            (I.R.S.Employer
   Incorporation)            File Number)          Identification No.)

                             One Bowerman Drive
                         Beaverton, Oregon 97005-6453

                   (Address of Principal Executive Offices)
                          __________________________

                               (503) 671-6453

             (Registrant's telephone number, including area code)

                          ___________________________

Item 5.  OTHER EVENTS

Today NIKE, Inc. issued the following press release:

NIKE REACHES AGREEMENT TO SETTLE SECURITIES CLASS ACTION
LAWSUITS

Beaverton, OR (October 25, 2002) - Nike, Inc. (NYSE, NKE) announced today that it has reached an agreement to settle the securities class action lawsuits that have been consolidated under the caption In re
                                                              _____
Nike, Inc. Securities Litigation, Master File No. CV-01-332-KI in the
________________________________
United States District Court for the District of Oregon. The agreement is reflected in a memorandum of understanding, and must be incorporated into more complete settlement documentation and approved by the court. Nike will pay $8.9 million in cash, which will be funded by the Company's directors and officers liability insurance.
In the agreement, Nike and the officers and directors named in the lawsuits do not admit, and continue to deny, any and all allegations of wrongdoing, and that they will receive a full release of all claims asserted in the litigation.

     NIKE, Inc., based in Beaverton, Oregon, is the world's leading designer and marketer of authentic athletic footwear, apparel, equipment and accessories for a wide variety of sports and fitness activities. Wholly owned NIKE subsidiaries include Bauer NIKE Hockey Inc., the world's leading manufacturer of hockey equipment; Cole Haan (registered), which markets a line of high-quality men's and women's dress and casual shoes; and Hurley International LLC, which markets action sports and teen lifestyle apparel.

     NIKE's earnings releases and other financial information are available on the Internet at NikeBiz.com.

      Precautionary Language Regarding Forward-Looking Statements
            ___________________________________________________________

     This press release contains statements, including those describing the terms and consummation of the settlement agreement described above, that constitute forward-looking statements within the meaning of Section 21(E) of the Securities Exchange Act of 1934. The statements are subject to certain risks and uncertainties, including but not limited to the risk that the settlement may not be approved by the court, or might not be consummated for other reasons, and the risk that a significant number of investors covered by the settlement may "opt out" of the agreement and pursue separate claims against the Company and/or the individual defendants. Nike undertakes no duty to update any of the statements set forth in this release.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NIKE, Inc.
                                         (Registrant)

Date:  October 25, 2002
                                         /s/ Donald W. Blair
                                         ____________________
                                         By: Donald W. Blair
                                           Chief Financial Officer